Fidelity® Sustainable Target Date 2070 Fund
Class/Ticker
Fidelity® Advisor Sustainable Target Date 2070 Fund
A/FRCWX M/FRCYX C/FRDCX I/FRDDX Z/FRDEX
Summary Prospectus
June 12, 2024

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund (including the fund’s SAI) online at institutional.fidelity.com/fafunddocuments. You can also get this information at no cost by calling 1-866-997-1254 or by sending an e-mail request to funddocuments@fmr.com. The fund’s prospectus and SAI dated June 12, 2024 are incorporated herein by reference.

245 Summer Street, Boston, MA 02210

Fund Summary
Fund/Class:
Fidelity® Sustainable Target Date 2070 Fund/Fidelity® Advisor Sustainable Target Date 2070 Fund A, M, C, I, Z
Investment Objective
The fund seeks high total return until its target retirement date. Thereafter the fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay other fees, such as brokerage commissions on purchases and sales of certain classes of shares of the fund and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the “Fund Distribution” section beginning on page 22 of the prospectus. Different intermediaries may provide additional waivers or reductions of the sales charge. Please see “Sales Charge Waiver Policies Applied by Certain Intermediaries” in the “Appendix” section of the prospectus.
Shareholder fees
(fees paid directly from your investment)

	Class A	Class M	Class C	Class I	Class Z
Maximum sales charge (load) on purchases (as a % of offering price)	5.75%	3.50%	None	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	NoneA	NoneA	1.00%B	None	None

A
Class A and Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class M purchases may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 1.00% and 0.25%, respectively.

B	On Class C shares redeemed less than one year after purchase.

Summary Prospectus	2

Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I	Class Z
Management fee	0.49%	0.49%	0.49%	0.49%	0.39%
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	None	None
Other expenses	0.00%A	0.00%A	0.00%A	0.00%A	0.00%A
Total annual operating expenses	0.74%	0.99%	1.49%	0.49%	0.39%

A	Based on estimated amounts for the current fiscal year.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let’s say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here’s how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:

	Class A		Class M		Class C		Class I		Class Z
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$646	$646	$447	$447	$252	$152	$50	$50	$40	$40
3 years	$ 798	$ 798	$ 654	$ 654	$ 471	$ 471	$ 157	$ 157	$ 125	$ 125

Portfolio Turnover
The fund will not incur transaction costs, such as commissions, when it buys and sells shares of underlying Fidelity® funds (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the fund were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs and could result in higher taxes when fund shares are held in a taxable account. Such costs, if incurred, would not be reflected in annual operating expenses or in the example and would affect the fund’s performance.
Principal Investment Strategies
• Investing at least 80% of assets in underlying funds that are (i) Fidelity® funds that invest in securities of issuers that Fidelity Management & Research Company LLC (FMR) (the Adviser) believes have proven or improving sustainability practices or positive environmental, social and governance (ESG) characteristics

3	Summary Prospectus

Fund Summary – continued
(Fidelity® Sustainable Funds), (ii) Fidelity index funds that track an ESG Index (Fidelity® Sustainable Index Funds), and (iii) Fidelity® funds that do not have a principal ESG investment strategy but invest at least 80% of assets in U.S. and international sovereign or government-related debt securities that the Fidelity® Sustainable Target Date Fund Adviser believes have positive ESG characteristics (Fidelity® Traditional Funds) (collectively, underlying Fidelity® Funds).
• Evaluating each security in which a Fidelity® Traditional Fund invests to determine whether 80% of assets are invested in sovereign or government-related debt securities whose issuers have positive ESG characteristics by considering the sustainability practices of the country or other issues based on an evaluation of such issuer’s individual ESG profile using the Adviser’s proprietary ESG ratings process.
• The Adviser’s proprietary ESG ratings process evaluates the current state of an issuer’s sustainability practices using a data-driven framework that includes both proprietary and third-party data, and also provides a qualitative forward-looking assessment of an issuer’s sustainability outlook provided by the Adviser’s fundamental research analysts and ESG team.
• Allocating assets according to a neutral asset allocation strategy shown in the glide path below that adjusts over time until it reaches an allocation similar to that of the Fidelity® Sustainable Target Date Income Fund, approximately 10 to 19 years after the year 2070. The Adviser may modify the fund’s neutral asset allocations from time to time when in the interests of shareholders.

Summary Prospectus	4

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Percent Weighting
50 45 40 35 30 25 20 15 10 5 0 5 10 15 20 25
Years to Retirement
Years in Retirement
U.S. Equity Funds
International Equity Funds
Bond Funds
Short-Term Funds

• The neutral asset allocation shown in the glide path depicts the allocation to U.S. equity funds, international equity funds, bond funds (including U.S. investment grade bond, international bond, long-term inflation-protected bond, short-term inflation-protected bond, and long-term treasury bond), and short-term funds.
• Buying and selling futures contracts (both long and short positions) in an effort to manage cash flows efficiently, remain fully invested, or facilitate asset allocation.
• The Adviser, under normal market conditions, will make investments that are consistent with seeking high total return for several years beyond the fund’s target retirement date in an effort to achieve the fund’s overall investment objective.
• The Adviser, under normal market conditions, will use an active asset allocation strategy to increase or decrease asset class exposures relative to the neutral asset allocations reflected above by up to 10% for equity funds, bond funds and short-term funds to reflect the Adviser’s market outlook, which is primarily focused on the intermediate term. The asset allocations in the glide path above are referred to as neutral because they do not reflect any decisions made by the Adviser to overweight or underweight an asset class.
• The Adviser may also make active asset allocations within other asset classes (such as commodities, high yield debt (also referred to as junk bonds), floating rate debt, real estate debt, and emerging markets debt) from 0% to 10% of the fund’s total assets individually, but no more than 25% in aggregate within those other

5	Summary Prospectus

Fund Summary – continued
asset classes. Such asset classes are not reflected in the neutral asset allocations reflected in the glide path above. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low-to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics.
• Designed for investors who anticipate retiring in or within a few years of 2070 (target retirement date) at or around age 65.
• Fidelity® Sustainable Funds employ sustainable investing exclusion criteria to avoid investments in issuers that are directly engaged in, and/or derive significant revenue from, certain industries. Please see “Fund Basics – Investment Details – Description of Underlying Fidelity® Funds” for additional information.
When the neutral asset allocation of a fund matches Fidelity® Sustainable Target Date Income Fund’s neutral asset allocation (approximately 10 to 19 years after the year indicated in the fund’s name), the Board of Trustees may combine the fund with Fidelity® Sustainable Target Date Income Fund, without shareholder approval, and the fund’s shareholders will become shareholders of Fidelity® Sustainable Target Date Income Fund.
Principal Investment Risks
Shareholders should consider that no target date fund is intended as a complete retirement program and there is no guarantee that any single fund will provide sufficient retirement income at or through your retirement. The fund’s share price fluctuates, which means you could lose money by investing in the fund, including losses near, at or after the target retirement date.
• Sustainability Risk.
The Adviser’s adherence to its ESG ratings process may affect exposure to certain companies, sectors, regions, and countries and may affect performance depending on whether such investments are in or out of favor.
• Asset Allocation Risk.
The fund is subject to risks resulting from the Adviser’s asset allocation decisions. The selection of underlying funds and the allocation of the fund’s assets among various asset classes could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. In addition, the fund’s active asset allocation strategy may cause the fund to have a risk profile different than that portrayed above from time to time and may increase losses.
• Investing in Other Funds.
The fund bears all risks of investment strategies employed by the underlying

Summary Prospectus	6

funds, including the risk that the underlying funds will not meet their investment objectives.
• Stock Market Volatility.
The Adviser will continue to invest the fund’s assets in equity funds in the years following the fund’s target retirement date in an effort to achieve the fund’s overall investment objective. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
• Foreign Exposure.
Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. Foreign exchange rates also can be extremely volatile.
• Geographic Exposure to China.
Because an underlying fund invests a meaningful portion of its assets in China, the underlying fund’s performance is expected to be closely tied to social, political, and economic conditions in China and to be more volatile than the performance of more geographically diversified funds. The fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (VIEs). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese company’s performance and the enforceability of the VIE’s contractual arrangements with the Chinese company.
• Industry Exposure.
Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries.
• Geographic Exposure to Europe.
Because an underlying fund invests a meaningful portion of its assets in Europe, the underlying fund’s performance is expected to be closely

7	Summary Prospectus

Fund Summary – continued
tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds.
• Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Changes in the financial condition of an issuer or counterparty (e.g., broker-dealer or other borrower in a securities lending transaction) can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s value or result in delays in recovering securities and/or capital from a counterparty. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
• Leverage Risk.
Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
• Quantitative Investing.
Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors’ historical trends.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Performance
Performance history will be available for the fund after the fund has been in operation for one calendar year.
Investment Adviser
FMR (the Adviser) is the fund’s manager.
Portfolio Manager(s)
Finola McGuire Foley (Co-Portfolio Manager) has managed the fund since 2024.
Bruno Weinberg Crocco (Co-Portfolio Manager) has managed the fund since 2024.
Andrew Dierdorf (Co-Portfolio Manager) has managed the fund since 2024.
Brett Sumsion (Co-Portfolio Manager) has managed the fund since 2024.
Purchase and Sale of Shares
You may buy or sell shares through a retirement account or through an investment professional. You may buy or sell shares in various ways:

Internet
institutional.fidelity.com
Phone
To reach a Fidelity representative 1-877-208-0098

Summary Prospectus	8

Mail
Overnight Express
Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Fidelity Investments 100 Crosby Parkway Covington, KY 41015

Shares of the fund are not eligible for purchase by registered investment companies or business development companies to the extent such acquisition is in reliance on Rule 12d1-4 under the Investment Company Act of 1940.
Class I and Class Z eligibility requirements are listed in the “Additional Information about the Purchase and Sale of Shares” section of the prospectus.
The price to buy one share of Class A or Class M is its offering price, if you pay a front-end sales charge, or its net asset value per share (NAV), if you qualify for a front-end sales charge waiver. The price to buy one share of Class C, Class I, or Class Z is its NAV. Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.
The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable contingent deferred sales charge (CDSC). The price to sell one share of Class I or Class Z is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary’s web site for more information.

9	Summary Prospectus

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-877-208-0098. We will begin sending individual copies to you within 30 days of receiving your call.
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

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